Exhibit 99.1

WYNN INTERACTIVE TO BECOME INDEPENDENT PUBLIC COMPANY THROUGH COMBINATION WITH AUSTERLITZ ACQUISITION CORPORATION I

Wynn Interactive is delivering one-of-a-kind digital gaming experiences to mobile users through proprietary, differentiated technology

Combined company expected to have post-transaction enterprise value of approximately $3.2 billion

Business combination includes approximately $640 million of cash proceeds from Austerlitz Acquisition Corp I, led and founded by William P. Foley II, to help fuel growth

Cannae Holdings, Inc. has agreed to fully backstop share redemptions, assuring availability of cash proceeds at closing

Current shareholders of Wynn Interactive will retain approximately 79% of the combined Company, including 58% to be held by Wynn Resorts, Ltd.

LAS VEGAS — May 10, 2021 – Wynn Resorts, Limited (NASDAQ: WYNN) (“Wynn Resorts”) and Austerlitz Acquisition Corporation I (NYSE: AUS.U) (“Austerlitz I”) today announced that they have entered into a definitive agreement under which Austerlitz I will combine with Wynn Interactive Ltd. (“Wynn Interactive” or the “Company”), a subsidiary of Wynn Resorts, to create an independent public company. Upon closing of the proposed transaction, the combined company will retain the “Wynn Interactive, Ltd.” name and relist its shares on the Nasdaq Stock Exchange under the new ticker symbol “WBET.”

Wynn Interactive, the online gaming division of Wynn Resorts, offers a world-class collection of casino and sports betting mobile options to consumers across the U.S. and U.K. through its WynnBET, BetBull and WynnSLOTS brands. The Company delivers one-of-a-kind experiences in digital gaming that drive enhanced user acquisition and retention through unique social betting mechanics, a proprietary tech stack and high-quality user interface. Wynn Interactive currently has market access to 15 states covering approximately 51% of the U.S. population and expects to gain access to additional states in the near-term, resulting in its footprint covering approximately 77% of the U.S. population.

“We are confident that this transaction will unlock the tremendous potential of Wynn Interactive to further accelerate growth and enable the business to capture the massive opportunity in North America. Bill Foley is the ideal partner to ensure continued success – his track record with business combinations, extensive experience growing marquee consumer brands and partnering to maximize value in businesses like ours will be invaluable as we continue scaling,” said Matt Maddox, CEO of Wynn Resorts and Chairman of Wynn Interactive.

“Wynn Interactive is rapidly establishing a leadership position in what will ultimately be a $45 billion North American online sports betting and iGaming market through our relentless focus on product features, user experience and customer service. We look forward to working with Bill Foley and Austerlitz I to support Wynn Interactive’s long-term growth,” said Craig Billings, President and Executive Director of Wynn Interactive.

William P. Foley, II, Founder of Austerlitz I, commented, “I am excited to be a partner and future owner of Wynn Interactive. Wynn is the premier brand in gaming and luxury resorts and we believe our investment in Wynn Interactive fits the criteria for the type of company and management team with which we like to co-invest. I’m optimistic about the future of U.S. online casino gaming and sports betting and am confident in the ability of Matt and the Wynn Interactive team to execute the business plan and exceed their financial projections against what will be a massive addressable market.”

The business combination will provide Wynn Interactive with additional capital and expertise to accelerate its vision as a standalone company. Beyond its base of live operations in six U.S. states, together with Austerlitz I and Wynn Resorts, the Company is well-positioned to capitalize on opportunities to scale in the highly complementary and rapidly expanding online sports betting and iCasino markets, which brokers expect to grow at a 10-year CAGR of approximately 32% to $45 billion by 2030, driven in part by legislative momentum in the U.S. and Canada. Wynn Interactive plans to accelerate growth through customer acquisition initiatives, executing a broad-based, national marketing and branding campaign, including investment in mass media and partnerships, and continued product enhancements leveraging BetBull’s proprietary technology.

Transaction Overview

The combined company is expected to have an enterprise value of approximately $3.2 billion at closing, representing 4.5x Wynn Interactive’s projected 2023 revenue.

Cannae Holdings, Inc. has agreed to fully backstop share redemptions, assuring availability of cash proceeds at closing. As a result, irrespective of share redemptions by the public stockholders of Austerlitz I, approximately $640 million in cash will be available to fund the combined Company’s operations and support new and existing growth initiatives of Wynn Interactive.

Upon closing of the transaction, assuming no share redemptions by the public stockholders of Austerlitz I, Wynn Interactive’s current shareholders will retain an equity interest in the Company of approximately 79%, inclusive of 58% equity interest (and 72% voting interest) by Wynn Resorts, Ltd., Austerlitz I’s stockholders will hold approximately 18% and Austerlitz I’s sponsor will hold approximately 3%.

The proposed business combination, which has been unanimously approved by the boards of directors of both Wynn Resorts and Austerlitz I, is expected to close by the end of 2021, subject to approval by Austerlitz I’s stockholders, gaming regulatory approval and other customary closing conditions.

Following the closing of the proposed business combination, Matt Maddox will continue to serve as Chairman, Craig Billings will continue to serve as President and Executive Director, Wynn Interactive co-founder Sadok Kohen will continue to serve as CPO and Director, and Norbert Teufelberger and Ellen F. Whitemore will continue to serve as Directors. Additionally, William P. Foley, II intends to serve as a Director on the Company’s Board.

Advisors

Credit Suisse and Moelis & Company LLC are serving as financial and capital markets advisors and Kirkland & Ellis LLP is serving as legal counsel to Wynn Resorts. Bank of America is serving as financial advisor with Weil, Gotshal & Manges LLP serving as legal counsel to Austerlitz Acquisition Corporation I.

Investor Conference Call Information

Wynn Resorts and Austerlitz I will provide an investor slide presentation and pre-recorded audio-video presentation discussing the proposed business combination on their respective investor relations websites on May 10, 2021 at 5:30 p.m. EDT / 2:30 p.m. PDT. The presentations can be accessed on the “Company Info” page of the Wynn Resorts Investor Relations website (https://www.wynnresorts.com/) or the Investor Relations website of Austerlitz I (https://investor.austerlitz1.com).

An archive of the audio-video presentation, along with this press release and the investor slide presentation are available in the “investor” sections of the Austerlitz I website (https://investor.austerlitz1.com) and Wynn Resorts Investor Relations website at (https://www.wynnresorts.com/).

In addition, Austerlitz I will file the investor presentation with the SEC as an exhibit to a Current Report on Form 8-K prior to the call, which will be available on the SEC’s website at www.sec.gov.

About Wynn Resorts

Wynn Resorts, Limited is traded on the Nasdaq Global Select Market under the ticker symbol WYNN and is part of the S&P 500 Index. Wynn Resorts owns and operates Wynn Las Vegas (wynnlasvegas.com), Encore Boston Harbor (encorebostonharbor.com), Wynn Macau (wynnmacau.com), and Wynn Palace, Cotai (wynnpalace.com).

Wynn and Encore Las Vegas feature two luxury hotel towers with a total of 4,748 spacious hotel rooms, suites and villas, approximately 194,000 square feet of casino space, 22 dining experiences featuring signature chefs and 11 bars, two award-winning spas, approximately 560,000 rentable square feet of meeting and convention space, approximately 160,000 square feet of retail space as well as two showrooms, two nightclubs, a beach club and recreation and leisure facilities. Wynn Las Vegas also operates the recently redesigned Wynn Golf Club and 18-hole, 129-acre championship golf course, and in February 2020 debuted a 430,000-square-foot meeting and convention space expansion powered by 100 percent renewable energy.

Encore Boston Harbor is a luxury resort destination featuring a 210,000 square foot casino, 671 hotel rooms, an ultra-premium spa, specialty retail, 16 dining and lounge venues, and approximately 71,000 square feet of state-of-the-art ballroom and meeting spaces. Situated on the waterfront along the Mystic River in Everett, Massachusetts, the resort has created a six-acre public park and Harborwalk along the shoreline. It is the largest private, single-phase development in the history of the Commonwealth of Massachusetts.

Wynn Macau is a luxury hotel and casino resort located in the Macau Special Administrative Region of the People’s Republic of China with two luxury hotel towers with a total of 1,010 spacious rooms and suites, approximately 252,000 square feet of casino space, 12 food and beverage outlets, approximately 31,000 square feet of meeting and convention space, approximately 59,000 square feet of retail space, and recreation and leisure facilities including two opulent spas, a salon and a rotunda show.

Wynn Palace is a luxury integrated resort in Macau. Designed as a floral-themed destination, it boasts 1,706 exquisite rooms, suites and villas, approximately 424,000 square feet of casino space, 14 food and beverage outlets, approximately 37,000 square feet of meeting and convention space, approximately 106,000 square feet of designer retail, SkyCabs that traverse an eight-acre Performance Lake, an extensive collection of rare art, a lush spa, salon and recreation and leisure facilities.

About Wynn Interactive

Wynn Interactive is the online gaming division of Wynn Resorts, Ltd. (Nasdaq: WYNN) offering a world-class collection of casino and sports betting mobile options for discerning players who understand the difference between placing a bet and experiencing a bet. Wynn Interactive’s products, operated under the WynnBET, WynnSLOTS, and BetBull brands, are designed to digitally deliver the legendary service and guest experience Wynn Resorts is known for, backed by the Company’s trusted legacy as the world’s premier international casino operator.

WynnBET is anchored by its eponymous mobile sports and casino betting app providing one-of-a-kind experiences, unique social betting mechanics, and a high-quality user interface. Currently available in New Jersey, Colorado, Michigan, Virginia, Indiana, and Tennessee, WynnBET is poised for rapid expansion in 2021 with market access opportunities in nine states and several pending license applications in process. WynnBET is an Authorized Gaming Operator of NASCAR and proud partner of the Memphis Grizzlies and Detroit Pistons, with more partnerships to be announced. For more information, visit WynnInteractive.com or WynnBET.com.

About Austerlitz Acquisition Corporation I

Austerlitz Acquisition Corporation I is a newly incorporated blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. For more information, please visit https://investor.austerlitz1.com/.

About Cannae Holdings, Inc.

Cannae Holdings, Inc. (NYSE: CNNE) is engaged in actively managing and operating a group of companies and investments, as well as making additional majority and minority equity portfolio investments in businesses in order to achieve superior financial performance and maximize the value of these assets. Cannae was founded and is led by investor William P. Foley, II. Foley is responsible for the creation and growth of over $140 Billion in publicly traded companies including Fidelity National Information Services (“FIS”), Fidelity National Financial (“FNF”), and Black Knight, Inc. (“BKI”). Cannae’s current principal holdings include Dun & Bradstreet Holdings, Inc. (“DNB”), which recently completed a successful business transformation and IPO. Cannae holds an approximately 18% interest in Dun & Bradstreet or approximately 76.0 Million shares. Cannae’s second principal holding is Ceridian (“CDAY”), which Foley transformed from a legacy payroll bureau into a leading cloud-based provider of human capital management software. Cannae owns 9.4% of Ceridian representing approximately 14 Million shares. Cannae also holds approximately 54.0 Million shares, or approximately 7.5% of Paysafe (“PFSE”), as well as 8.1 Million Paysafe warrants.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, a registration statement on Form S-4 (the “Form S-4”) is expected to be filed by Austerlitz I with the U.S. Securities and Exchange Commission (“SEC”) that will include a proxy statement to be distributed to holders of Austerlitz I ordinary shares in connection with Austerlitz I’s solicitation for proxies for the vote by Austerlitz I’s shareholders regarding the proposed business combination with Wynn Interactive and other matters as described in the Form S-4, as well as a prospectus of Austerlitz I relating to the offer of the securities to be issued in connection with the completion of the business combination. Austerlitz I and Wynn Interactive urge investors, shareholders and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about Austerlitz I, Wynn Interactive and the proposed business combination. Such persons can also read Austerlitz I’s final prospectus dated February 25, 2021 (SEC File No. 333-252932), for a description of the security holdings of Austerlitz I’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. After the Form S-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to Austerlitz I’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Austerlitz Acquisition Corporation I, 1701 Village Center Circle, Las Vegas, NV 89134, or (702) 323-7330.

Participants in the Solicitation

Austerlitz I and Wynn Interactive and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Austerlitz I’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Austerlitz I’s directors and executive officers in Austerlitz I’s final prospectus dated February 25, 2021 (SEC File No. 333-252932), which was filed with the SEC on March 1, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Austerlitz I’s shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of Austerlitz I’s and Wynn Interactive’s participants in the solicitation, which may, in some cases, be different than those of Austerlitz I’s and Wynn Interactive’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Austerlitz I or Wynn Interactive, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Austerlitz I’s and Wynn Interactive’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Austerlitz I’s and Wynn Interactive’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside Austerlitz I’s and Wynn Interactive’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Austerlitz I and/or Wynn Interactive following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Austerlitz I, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Wynn Interactive’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of Austerlitz I’s ordinary shares on the NYSE or NASDAQ following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Wynn Interactive to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; and (11) the possibility that Austerlitz I or Wynn Interactive may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Austerlitz I’s most recent filings with the SEC and will be contained in the Form S-4, including the proxy statement/prospectus expected to be filed in connection with the proposed business combination. All subsequent written and oral forward-looking statements concerning Austerlitz I or Wynn Interactive, the transactions described herein or other matters and attributable to Austerlitz I or Wynn Interactive or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Austerlitz I and Wynn Interactive expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Contact Information

For inquiries regarding Wynn Resorts and Wynn Interactive:

Investors

Vincent Zahn, Senior Vice President and Treasurer

702-770-7555

investorrelations@wynnresorts.com

Media

Michael Weaver, Chief Communications Officer

702-770-7777

michael.weaver@wynnlasvegas.com

For inquiries regarding Austerlitz Acquisition Corporation I:

Shannon Devine

Solebury Trout

sdevine@soleburytrout.com

203-428-3228